Delaware Investments® Family of Funds

Supplement to the current Statements of Additional Information for each Fund
(each, a “Fund” and together, the “Funds”)

The following information is added immediately after the section entitled, “Purchasing Shares – Class A Broker Exchanges” of the Funds’ Statements of Additional Information.

Class C Broker Exchanges
Class C shares purchased by accounts participating in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase either Class A shares or Institutional Class shares of the Fund.  Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired.  The applicable CDSC period is generally one year after the purchase of such Class C shares.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class C shares of a Fund.  Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Exchanges of Class C shares for Class A shares or Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes.  You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

The following information is added to the section entitled, “Distributions and Taxes – Taxes – Sales, Exchanges and Redemption of Fund Shares” of the Funds’ Statements of Additional Information.

Conversion of shares into shares of the same Fund.  The conversion of shares of one class into another class of the same Fund is not taxable for federal income tax purposes.  Thus, the automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.  Similarly, the exchange of Class A shares or Class C shares for Institutional Class shares of the same Fund in certain Programs, the exchange of Class C shares for Class A shares of the same Fund in certain Programs, or the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain holders of Institutional Class shares who cease participation in a Program, will be tax-free for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Please keep this supplement for future reference.

This Supplement is dated March 21, 2012.